ZIOPHARM Oncology Jefferies 2016 Healthcare Conference June 2016 Exhibit 99.1

This presentation contains certain forward-looking information about ZIOPHARM Oncology, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as "may," "will," "could," "expects," "plans," "anticipates," and "believes." These statements include, but are not limited to, statements regarding the progress, timing and results of preclinical and clinical trials involving the Company's drug candidates, and the progress of the Company's research and development programs. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, or any of our other therapeutic candidates will advance further in the pre-clinical or clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, and our other therapeutic products will be successfully marketed if approved; the strength and enforceability of our intellectual property rights; competition from other pharmaceutical and biotechnology companies; and the other risk factors contained in our periodic and interim SEC reports filed from time to time with the Securities and Exchange Commission, including but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. Forward-looking statements 2

Laurence Cooper, MD, PhD Named CEO in May 2015 Developed Sleeping Beauty technology in-licensed by ZIOP/XON in Jan 2015 Previously, Professor of Pediatric Oncology at MD Anderson Cancer Center (MDACC) where he led the bone marrow transplant program and developed significant expertise in immunotherapy Well capitalized with cash and equivalents of $124.8M at Q1 16, providing resources to fund operations into Q4 2017 Partnerships to implement multiple immunotherapies

Bio-engineering and bio-processing to execute tumor cells

ZIOPHARM Oncology

- Technologies
  - CARs, TCRs, Cytokines, RTS, non-viral gene transfer, T cells, NK cells
- Combinations
  - Cytokine & CAR, Cytokine & Checkpoint Inhibitor
- Implementing manufacturing processes for both autologous and allogeneic settings
- Targeting hematologic malignancies and solid tumors
- Continued optimization of manufacturing process to improve performance
- Leveraging manufacturing through the MDACC and CMOs



Patient-derived (autologous)
Off-the-shelf (allogeneic)
Infusion
Real time
NK cells
T cells
In advance
NK cells
T cells
Infusions
Shorten manufacturing time to produce T or NK cells
Match one donor with multiple recipients. Generate large numbers of T or NK cells with retained capacity to proliferate.

Molecular Therapy (2016); doi:10.1038/mt.2016.106.

4

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology

Program	Indication	Preclinical	Phase 1	Phase 2
Ad-RTS-IL-12	GBM			
	Breast Cancer			
	Pediatric			
	GBM + Checkpoint			
CAR				
CD19 1st Generation	Leukemia/Lymphoma			
CD19 2nd Generation				
CD19 3rd Generation with cytokine				
Myeloid malignancies target	Undisclosed			
Merck Target 1	Undisclosed			
Merck Target 2	Undisclosed			
Off-the-shelf myeloid malignancies target	Undisclosed			
NK Cells				
Primary NK cells	AML			
Combination with Ad-RTS-IL-12	Brain Cancer			
Genetically-engineered	TBD			
TCR				
Sleeping Beauty TCR	TBD			
Sleeping Beauty TCR and cytokine	TBD			
Other				
Regulatory T Cells	GvHD			
Modified Bacteria (microbiome)	GvHD			

Target 2016

Target 2017

5

Controlled intra-tumor delivery of IL-12
Ad-RTS-IL-12 + veledimex

1. Ad injected intratumorally
2. Oral ligand activates gene switch
3. Localized production of IL-12
4. T-cell activation to tumor-associated antigens
5. Influx of CD8+ T cells and reduction in CD4+ Tregs



Intratumoral Injection
Oral Activator
Ad-RTS-hIL-12
Oral Activator
Distant Tumors
NK
CTLs
Cytotoxic Response
CD8+
APC
Lymphatics
CD4+
IL-12
Oral Activator
IFNγ
Draining Lymph Node

IL-12

- Pro-inflammatory cytokine can reverse immune escape mechanisms and improve the function of tumor-fighting T cells
- Ad-RTS-IL-12 + veledimex (V, oral ligand) explores local treatment strategy under the control of the RheoSwitch Therapeutic System® (RTS®) gene switch to modulate the IL-12 therapeutic window
- Expression of functional IL-12 in human subjects by direct intratumoral injection of Ad-RTS-hIL-12 + veledimex generates downstream IFN-γ and elevation of IL-10 and IP-10
- We have previously demonstrated that intratumoral administration of Ad-RTS-IL-12 results in targeted tumor cytotoxicity and the induction of systemic T cell memory
- As of May 31st, we have safely treated 60 patients

6

A study of Ad-RTS-hIL-12 with veledimex in subjects with glioblastoma or malignant glioma GBM affects approximately 74,000 people worldwide each year Recurrent GBM has one of the lowest 3-year survival rates: 3%, among all cancers. For multiple recurrence, median overall survival (OS) is of 6 to 7 months OS in patients that have failed temozolomide and bevacizumab, or equivalent salvage chemotherapy, is approximately 3-5 months Clinicaltrials.gov: NCT02026271.

RTS® switch responds to the dose of veledimex in patients with recurrent GBM

Early data suggests benefit with a favorable trend in overall survival Too early to determine pseudoprogression versus progression All pseudoprogression / progression are assumed to trigger PD for PFS analysis Clinical benefit including long term survival and tumor regression, can occur after initial disease progression or after the appearance of new lesions in iRANO* Median OS has not been reached; median follow-up is 6.2 months with 10 out of 11 alive Data as of May 2016 *Okada, H., M. Weller, et al. (2015). "Immunotherapy response assessment in neuro-oncology: a report of the RANO working group." Lancet 16: 534-542.

Safety summary from GBM study to date (N = 11) Overall Ad-RTS-hIL12 + veledimex was well tolerated Neurotoxicities were manageable and reversible All serious adverse events (SAEs) and Grade 3 related toxicities were found to be rapidly reversible upon discontinuation of veledimex Common related adverse events (most Grade 1 and 2) include headache, fever, nausea / vomiting, WBC /leukocyte count decreased, platelet count decreased, and LFTs increased Four subjects had related SAEs One had a headache, nausea, vomiting, leukopenia, neutropenia, thrombocytopenia One had aseptic meningitis One had mild cytokine release syndrome One had platelet count decreased and ALT increased Enrollment and dose escalation ongoing

A study of Ad-RTS-hIL-12 with veledimex in subjects with breast cancer

ZIOPHARM Oncology

Phase 1b/2 study to examine the safety, tolerability and preliminary efficacy of one cycle of Ad-RTS-hIL-12 with veledimex following achievement of stable disease (SD) or partial response (PR) on standard first or second-line chemotherapy in breast cancer subjects

Locally advanced or metastatic breast cancer of all subtypes up to 20% (8 subjects) with HER2+ breast cancer

Response (PR or SD) to first- or second-line standard therapy

→

Suspend **chemotherapy phase** of treatment

(HER2 therapy permitted)

→

Immunotherapy phase of treatment

A single cycle of Ad-RTS-hIL-12 + veledimex

goal of maintaining or improving pre-study response

1° : Safety and tolerability

2° : ORR, disease control and biomarkers

- Patient accrual: 9 subjects have been enrolled (8 $HER2^{neg}$ disease and 1 $HER2^{+}$ disease)
- Biomarker analyses underway
- "On-target toxicities" as expected and promptly reversible upon stopping veledimex
- Data as of May 2016

Clinicaltrials.gov: NCT02423902.

11

Addressing unmet medical needs: pipeline



Preclinical
Phase 1
Phase 2
Ad-RTS-IL-12
GBM
Breast Cancer
Pediatric
GBM + Checkpoint
CAR
CD19 1st Generation
Leukemia/Lymphoma
CD19 2nd Generation
CD19 3rd Generation with cytokine
Myeloid malignancies target
Undisclosed
Merck Target 1
Undisclosed
Merck Target 2
Undisclosed
Off-the-shelf myeloid malignancies target
Undisclosed
NK Cells
Primary NK cells
AML
Combination with Ad-RTS-IL-12
Brain Cancer
Genetically-engineered
TBD
TCR
Sleeping Beauty TCR
TBD
Sleeping Beauty TCR and cytokine
TBD
Other
Regulatory T Cells
GvHD
Modified Bacteria (microbiome)
GvHD
Target 2016
Target 2017

12

Pediatric program Target refractory brain tumors in children Pre-clinical data at Society for Neuro Oncology Annual Meeting (November 2016) Combination program Combining Ad-RTS-hIL-12 with immune checkpoint inhibitors American Society of Cell and Gene Therapy oral presentation May 2016 Survival of mice treated with adenovirus-delivered IL-12 and anti-PD-1 therapy was superior to either treatment alone, with a combination demonstrating 100% survival Initiate combination study of Ad-RTS-hIL-12 with anti PD-1 Next steps for Ad-RTS-IL-12

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology

Ad-RTS-IL-12	GBM
	Breast Cancer
	Pediatric
	GBM + Checkpoint
CAR	
CD19 1st Generation	Leukemia/Lymphoma
CD19 2nd Generation	
CD19 3rd Generation with cytokine	
Myeloid malignancies target	Undisclosed
Merck Target 1	Undisclosed
Merck Target 2	Undisclosed
Off-the-shelf myeloid malignancies target	Undisclosed
NK Cells	
Primary NK cells	AML
Combination with Ad-RTS-IL-12	Brain Cancer
Genetically-engineered	TBD
TCR	
Sleeping Beauty TCR	TBD
Sleeping Beauty TCR and cytokine	TBD
Other	
Regulatory T Cells	GvHD
Modified Bacteria (microbiome)	GvHD


Preclinical
Phase 1
Phase 2
Target 2016
Target 2017

14

Targeting tumor antigens with CARs and TCRs

Sleeping Beauty: First-in-human study using non-viral gene transfer Long-term follow-up data from 1st generation Sleeping Beauty platform in two trials infusing CAR+ T cells after hematopoietic stem-cell transplantation (HSCT) Showed favorable PFS and OS trends in both autologous and allogeneic cohorts Non-viral Sleeping Beauty T-cell survival compared favorably versus viral approaches 2nd generation Sleeping Beauty trial underway Sleeping Beauty T Cell survival averaged 201 days; max 360 days Sleeping Beauty T Cell survival averaged 51 days; max 180 days Historical Controls Sleeping Beauty Accepted for publication JCI

Improving CAR+ T cells by co-signaling through IL-15 receptor

Improving CAR+ T cells by co-signaling through IL-15 receptor T-cell survival Tumor only CAR CAR & mIL15

American Society of Cell and Gene Therapy oral presentation (May 2016) Fundamental to advancing SB platform, and any modified cell-based therapy, into a broadly deployed treatment option is a streamlined, simplified, and shortened manufacturing process, with a reduction in the associated cost Decreasing the time the SB-modified CD19-specfic T cells were in culture to 14 days improved the anti-tumor effect, providing support for ZIOPHARM's efforts to address the challenges of cost and time of bioprocessing cell therapies Reducing manufacturing time to generate CAR+ T cells using the Sleeping Beauty (SB) system

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology


Preclinical
Phase 1
Phase 2
Ad-RTS-IL-12
GBM
Breast Cancer
Pediatric
GBM + Checkpoint
CAR
CD19 1st Generation
Leukemia/Lymphoma
CD19 2nd Generation
CD19 3rd Generation with cytokine
Myeloid malignancies target
Undisclosed
Merck Target 1
Undisclosed
Merck Target 2
Undisclosed
Off-the-shelf myeloid malignancies target
Undisclosed
NK Cells
Primary NK cells
AML
Combination with Ad-RTS-IL-12
Brain Cancer
Genetically-engineered
TBD
TCR
Sleeping Beauty TCR
TBD
Sleeping Beauty TCR and cytokine
TBD
Other
Regulatory T Cells
GvHD
Modified Bacteria (microbiome)
GvHD
Target 2016
Target 2017

20

CAR+ T-cell platform to target myeloid malignancies Immunotherapy of tumors with unmet needs outside of the crowded viral CAR T treatment landscape for CD19+ malignancies Rapidly advancing a CAR T target for myeloid malignancies: Encouraging pre-clinical data including CAR expression, cytotoxicity, and IFN-g production Clinical trial is planned for 2016 In vivo model for myeloid malignancies CAR-T target Saline Untransduced T cells Targeted CAR T Cells Non-targeted CAR T Cells CAR expression Cytotoxicity IFNγ production

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology



Preclinical
Phase 1
Phase 2
Ad-RTS-IL-12
GBM
Breast Cancer
Pediatric
GBM + Checkpoint
CAR
CD19 1st Generation
Leukemia/Lymphoma
CD19 2nd Generation
CD19 3rd Generation with cytokine
Myeloid malignancies target
Undisclosed
Merck Target 1
Undisclosed
Merck Target 2
Undisclosed
Off-the-shelf myeloid malignancies target
Undisclosed
NK Cells
Primary NK cells
AML
Combination with Ad-RTS-IL-12
Brain Cancer
Genetically-engineered
TBD
TCR
Sleeping Beauty TCR
TBD
Sleeping Beauty TCR and cytokine
TBD
Other
Regulatory T Cells
GvHD
Modified Bacteria (microbiome)
GvHD
Target 2016
Target 2017

22

Exclusive agreement to develop and commercialize CAR-T cancer therapies 2 novel CAR T targets nominated Merck KGaA, Darmstadt, Germany to lead IND filing and pre-IND interactions, clinical development and commercialization Intrexon and ZIOPHARM retain ability to explore targets independently, granting Merck KGaA opt-in rights during clinical development Economics divided evenly between ZIOPHARM and Intrexon $413 million per product in milestones Tiered royalties up to lower-double digits on net sales Intrexon/Merck KGaA, Darmstadt, Germany in CAR-T

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology

	Indication
Ad-RTS-IL-12	GBM
	Breast Cancer
	Pediatric
	GBM + Checkpoint
CAR	
CD19 1st Generation	Leukemia/Lymphoma
CD19 2nd Generation	
CD19 3rd Generation with cytokine	
Myeloid malignancies target	Undisclosed
Merck Target 1	Undisclosed
Merck Target 2	Undisclosed
Off-the-shelf myeloid malignancies target	Undisclosed
NK Cells	
Primary NK cells	AML
Combination with Ad-RTS-IL-12	Brain Cancer
Genetically-engineered	TBD
TCR	
Sleeping Beauty TCR	TBD
Sleeping Beauty TCR and cytokine	TBD
Other	
Regulatory T Cells	GvHD
Modified Bacteria (microbiome)	GvHD

Stages: Preclinical | Phase 1 | Phase 2

Target 2016

Target 2017

24

Non-viral Sleeping Beauty Viral delivery Target tumor antigens via multiple TCRs Limited appeal for targeting multiple intracellular antigens via TCRs Cost-effective approach High cost approach Rapid manufacture Labor intensive, slow manufacture Express multiple genes by combining DNA plasmids Packaging limits the cargo load Customizable, able to swap in different receptors Challenging to customize Sleeping Beauty (SB): Non-viral approach key for targeting intracellular antigens by TCRs

Targeting intracellular antigens: The key to implementing T-cell therapy for solid tumors

Targeting “shared” intracellular tumor antigens using a library of TCRs

“Clinical evidence supports the hypothesis that immunogenic products of somatic mutations unique to each patient’s cancer—so-called neoantigens—are the relevant targets for successful immunotherapies” “Success for cell-based immunotherapies may come from the arduous task of targeting the unique set of mutations that cause each patient’s cancer” “Presently, use of the Sleeping Beauty (SB) transposon / transposase system has advanced farthest in clinical development" Nat Med. 2016 Jan 6;22(1):26-36 Science. 2015 Apr 3;348(6230):62-8 Science. 2015 Apr 3;348(6230):69-74 Targeting “private” intracellular tumor antigens (neoantigens)

Tumor antigen is not known before the patient arrives Tumor and normal cells are interrogated to determine the neoantigen TCRs against known tumor antigen are prepared in real time TCR expressed in autologous T cells using SB platform Targeting neoantigens deploying personalized TCR-modified T cells

Neoantigen-specific TCRs expressed using SB system to target solid tumors Molecular Therapy 05 March 2016.

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology

Preclinical | Phase 1 | Phase 2

Program	Indication
Ad-RTS-IL-12	GBM
	Breast Cancer
	Pediatric
	GBM + Checkpoint
CAR	
CD19 1st Generation	Leukemia/Lymphoma
CD19 2nd Generation	
CD19 3rd Generation with cytokine	
Myeloid malignancies target	Undisclosed
Merck Target 1	Undisclosed
Merck Target 2	Undisclosed
Off-the-shelf myeloid malignancies target	Undisclosed
NK Cells	
Primary NK cells	AML
Combination with Ad-RTS-IL-12	Brain Cancer
Genetically-engineered	TBD
TCR	
Sleeping Beauty TCR	TBD
Sleeping Beauty TCR and cytokine	TBD
Other	
Regulatory T Cells	GvHD
Modified Bacteria (microbiome)	GvHD

Target 2016

Target 2017

31

Natural killer (NK) cells Target tumors such as AML so do not require CAR Killing is independent of a specific (known) target antigen Do not have T-cell receptor (TCR), so do not require genetic editing to eliminate TCR May be used as an off-the-shelf therapeutic Cytokines, e.g., IL-12 are “fuel” for NK cells Build on promising proof-of-principle trials ongoing at MDACC infusing autologous and allogeneic NK cells Manufactured using designer feeder cells to generate large numbers Launching Phase 1 trials of off-the-shelf NK cells for AML and brain tumors in 2016 & 2017 Natural Killer Cells: Beyond CAR+ T cells

Addressing unmet medical needs: pipeline

ZIOPHARM Oncology


Preclinical
Phase 1
Phase 2
Ad-RTS-IL-12
GBM
Breast Cancer
Pediatric
GBM + Checkpoint
CAR
CD19 1st Generation
Leukemia/Lymphoma
CD19 2nd Generation
CD19 3rd Generation with cytokine
Myeloid malignancies target
Undisclosed
Merck Target 1
Undisclosed
Merck Target 2
Undisclosed
Off-the-shelf myeloid malignancies target
Undisclosed
NK Cells
Primary NK cells
AML
Combination with Ad-RTS-IL-12
Brain Cancer
Genetically-engineered
TBD
TCR
Sleeping Beauty TCR
TBD
Sleeping Beauty TCR and cytokine
TBD
Other
Regulatory T Cells
GvHD
Modified Bacteria (microbiome)
GvHD
Target 2016
Target 2017

33

Regulatory T cells and manipulating the microbiome for graft-versus-host-disease (GvHD) Regulatory T cells Genetic modification L. lactis IL - 2 Genetic modification Donor Anti - inflammatory Gut health Sensors Regulatory T cells Prevention and/or treatment Recipient Acute GVHD Chronic GVHD

Multiple immunotherapies and combination immunotherapies are needed and being administered We stand alone in our ability to control the delivery of IL-12 We stand alone in being able to harness non-viral DNA as a method to genetically control T cells We are launching multiple immunotherapy trials Trial initiated with 2nd generation CD19 CAR-T utilizing non-viral Sleeping Beauty platform Three new trials in 2016: Combination immunotherapy, viral CAR-T, and NK cells We are combining different elements of the immune system (e.g., Ad-RTS-IL-12 and CPI) We have an ecosystem to efficiently develop and test new ideas in the clinic We have an expanding and unique platform to control the immune system

ZIOPHARM Oncology Jefferies 2016 Healthcare Conference June 2016